Exhibit 10.7

INDEMNIFICATION AGREEMENTS

MariLyn R. Blair

Michael B. Bracy

William L. Brown

Michael A. Cantelme

Michael J. Chesser

Ted C. DeMerritt

Deloris R. Duquette

C.R. Dwiggins, Jr.

Larry H. Eggleston

Jon E. Eliassen

Russell N. Fairbanks, Jr.

Thomas S. Foley

Thomas S. Glanville

Steven M. Helmbrecht

John W. Hengesh, Jr.

John F. Jenkins-Stark

Philip C. Mezey

Randi L. Neilson

Robert D. Neilson

Sharon L. Nelson

LeRoy D. Nosbaum

Mary Ann Peters

David G. Remington

Jemima G. Scarpelli f/k/a Brennan

Douglas L. Staker

Russell E. Vanos

Krista K. Voss

Stuart Edward White

Robert W. Whitney

Graham M. Wilson

John M. Woolard